UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 24, 2017 (August 22, 2017)

 Internap Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31989 (Commission File Number)	91-2145721 (IRS Employer Identification Number

One Ravinia Drive, Suite 1300, Atlanta, Georgia (Address of Principal Executive Offices)	30346 (Zip Code)
 Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Independent Director

On August 22, 2017, the Board of Directors (“Board”) of Internap Corporation (the “Company”) appointed David B. Potts to the Board as a Class I Director, with a term expiring at the Company’s 2018 annual meeting of stockholders, at which time the Company anticipates that Mr. Potts will be nominated to serve for an additional term. Mr. Potts was also appointed to the Audit Committee and the Nominations and Governance Committee.

Mr. Potts serves as Executive Vice President and Chief Financial Officer of ARRIS since 2004 and previously was responsible for the ARRIS' IT function from the acquisition of Arris Interactive L.L.C. in 2001 until 2016. Prior to joining ARRIS, Mr. Potts was the Chief Financial Officer of ARRIS Interactive L.L.C. from 1995 to 2001. From 1984 through 1995, Mr. Potts held various executive management positions with Nortel Networks, including Vice President and Chief Financial Officer of Bell Northern Research and Vice President of Mergers and Acquisitions in Toronto. Prior to Nortel Networks, Mr. Potts was with Touche Ross in Toronto. Mr. Potts holds a Bachelor of Commerce degree from Lakehead University in Canada and is a member of the Institute of Chartered Accountants in Canada

In connection with his appointment to the Board, Mr. Potts became eligible to receive the cash and equity compensation for non-employee directors in accordance with the Company’s program as described in the Company’s Proxy Statement under the caption “Non-Employee Director Compensation” filed with the Securities and Exchange Commission on April 25, 2017.

     There are no family relationships between Mr. Potts and any director or other executive officer, nor are there any transactions to which the Company was or is a participant and in which Mr. Potts has a material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Potts and any other persons pursuant to which he was selected to be a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: August 24, 2017	By:	/s/ Richard Diegnan
Richard Diegnan
SVP and General Counsel